Note 1 - Organization and Summary of Significant Accounting Policies: Derivative Liability (Policies)	Jun. 30, 2025
Policies
Derivative Liability

Derivative Liability

FASB ASC 815, Derivatives and Hedging, requires all derivatives to be recorded on the consolidated balance sheet at fair value. As of June 30, 2025, we used the Black-Scholes-Merton (BSM) model to estimate the fair value of the conversion feature of the convertible note. Key assumptions of the BSM model for valuing embedded derivatives in preferred stock include the market price of our stock, the conversion price of the preferred stock, applicable volatility rates, risk-free interest rates, and the instrument’s remaining term. These assumptions require significant management judgment. In addition, changes in any of these variables during a period can result in material changes in the fair value (and resultant gains or losses) of this derivative instrument.